July 31, 1998

            DREYFUS INVESTMENT PORTFOLIOS SUPPLEMENT TO PROSPECTUS,

                               DATED MAY 1, 1998

      THE FOLLOWING INFORMATION SUPERSEDES AND REPLACES THE INFORMATION IN THE SECOND SENTENCE OF THE FIRST PARAGRAPH CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "DIVIDENDS, DISTRIBUTIONS AND TAXES."

      The Core Value Portfolio declares and pays dividends from net investment income quarterly. The MidCap Stock Portfolio declares and pays dividends from net investment income annually.